		Exhibit 99.2
Weyerhaeuser Company
Q1.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Net Sales	$2,256	$1,984	$1,951
Cost of products sold	1,784	1,556	1,533
Gross margin	472	428	418
Selling expenses	59	49	51
General and administrative expenses	117	101	118
Research and development expenses	10	7	7
Charges for restructuring, closures and impairments	378	21	4
Other operating costs (income), net	5	(74)	(18)
Operating income (loss)	(97)	324	256
Interest income and other	16	9	11
Interest expense, net of capitalized interest	(113)	(83)	(82)
Earnings (loss) before income taxes	(194)	250	185
Income taxes	248	(56)	(41)
Net earnings	54	194	144
Dividends on preference shares	(11)	(11)	—
Net earnings attributable to Weyerhaeuser common shareholders	$43	$183	$144

Per Share Information

	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Earnings per share attributable to Weyerhaeuser common shareholders, basic and diluted	$0.07	$0.31	$0.26
Dividends paid per common share	$0.22	$0.22	$0.17
Weighted average shares outstanding (in thousands):
Basic	583,610	584,915	545,234
Diluted	588,616	589,312	550,785
Common shares outstanding at end of period (in thousands)	583,548	584,961	546,573

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Net earnings	$54	$194	$144
Interest income and other	(16)	(9)	(11)
Interest expense, net of capitalized interest	113	83	82
Income taxes	(248)	56	41
Operating income (loss)	(97)	324	256
Depreciation, depletion and amortization	129	126	112
Non-operating pension and postretirement costs (credits)	9	(10)	10
Special items	381	(49)	—
Capitalized interest included in cost of products sold	11	5	9
Adjusted EBITDA, excluding special items*	$433	$396	$387
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q1.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	March 31, 2014	December 31, 2013

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$777	$830
Receivables, less allowances	544	518
Receivables for taxes	33	101
Inventories	626	542
Prepaid expenses	101	117
Deferred tax assets	186	128
Total current assets	2,267	2,236
Property and equipment, net	2,594	2,687
Construction in progress	140	112
Timber and timberlands at cost, less depletion charged to disposals	6,574	6,580
Investments in and advances to equity affiliates	189	190
Goodwill	40	42
Deferred tax assets	—	5
Other assets	374	345
Restricted financial investments held by variable interest entities	615	615
	12,793	12,812
Real Estate(1):
Cash and cash equivalents	3	5
Receivables, less allowances	35	60
Real estate in process of development and for sale	918	842
Land being processed for development	583	583
Investments in and advances to equity affiliates	16	21
Deferred tax assets	288	289
Other assets	99	116
	1,942	1,916
Total assets	$14,735	$14,728

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Notes payable	$2	$2
Accounts payable	365	343
Accrued liabilities	579	626
Total current liabilities	946	971
Long-term debt	4,891	4,891
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511
Deferred income taxes	536	436
Deferred pension and other postretirement benefits	471	516
Other liabilities	311	356
	7,666	7,681
Real Estate(1):
Long-term debt (nonrecourse to the company) held by variable interest entities	5	5
Other liabilities	179	210
	184	215
Total liabilities	7,850	7,896
Equity:
Total Weyerhaeuser shareholders' interest	6,852	6,795
Noncontrolling interests	33	37
Total equity	6,885	6,832
Total liabilities and equity	$14,735	$14,728
(1) In our Quarterly Report on Form 10-Q, our real estate and forest products asset and liability items will be combined into respective total asset and liability line items.

Weyerhaeuser Company
Q1.2014 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Cash flows from operations:
Net earnings	$54	$194	$144
Noncash charges (credits) to income:
Depreciation, depletion and amortization	129	126	112
Deferred income taxes, net	(102)	36	26
Pension and other postretirement benefits	22	(47)	24
Share-based compensation expense	8	9	12
Charges for impairment of assets	367	—	1
Net gains on dispositions of assets	(16)	(25)	(7)
Foreign exchange transaction losses	1	14	4
Change in:
Receivables less allowances	85	(1)	(165)
Receivable for taxes	(70)	67	30
Inventories	(13)	(88)	(68)
Real estate and land	13	(72)	(59)
Prepaid expenses	(10)	3	(13)
Accounts payable and accrued liabilities	(96)	(80)	(66)
Deposits on land positions and other assets	(7)	12	(1)
Pension and postretirement contributions	(33)	(33)	(37)
Other	16	(6)	2
Net cash from operations	348	109	(61)

Cash flows from investing activities:
Property and equipment	(110)	(51)	(35)
Timberlands reforestation	(4)	(14)	(13)
Proceeds from sale of assets	5	19	6
Other	(2)	—	—
Cash from investing activities	(111)	(46)	(42)

Cash flows from financing activities:
Net proceeds from issuance of debt	550	—	—
Cash dividends on common shares	(128)	(129)	(93)
Cash dividends on preference shares	(23)	—	—
Change in book overdrafts	(1)	(6)	3
Payments on debt	(1,227)	—	(156)
Exercises of stock options	21	15	81
Other	9	2	9
Cash from financing activities	(799)	(118)	(156)

Net change in cash and cash equivalents	(562)	(55)	(259)
Cash and cash equivalents at beginning of period	1,397	835	898
Cash and cash equivalents at end of period	$835	$780	$639
Cash paid (received) during the year for:
Interest, net of amount capitalized	$91	$101	$111
Income taxes	$12	$(50)	$(2)

Weyerhaeuser Company	Total Company Statistics
Q1.2014 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Net earnings attributable to Weyerhaeuser common shareholders	$43	$183	$144
Loss on early extinguishment of debt	25	—	—
Restructuring, impairments and other charges	247	13	—
Gain on sale of non-strategic asset	—	(14)	—
Costs related to Real Estate divestiture	10	—	—
Tax adjustments	(168)	—	—
Gain on postretirement plan amendment	—	(29)	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	$157	$153	$144

	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.07	$0.31	$0.26
Loss on early retirement of debt	0.05	—	—
Restructuring, impairments and other charges	0.42	0.02	—
Gain on sale of non-strategic asset	—	(0.02)	—
Costs related to Real Estate divestiture	0.02	—	—
Tax adjustments	(0.29)	—	—
Gain on postretirement plan amendment	—	(0.05)	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.27	$0.26	$0.26

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2013	March 31, 2014	March 31, 2013

Depreciation, depletion and amortization:
Cost of products sold	$120	$117	$103
Selling, general and administrative expenses	9	9	9
Total depreciation, depletion and amortization	$129	$126	$112

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$15	$11	$14
Pension and postretirement costs (credits) not allocated	9	(10)	10
Total company pension and postretirement costs	$24	$1	$24

Total increase in Forest Products working capital(1)	$(17)	$(170)	$(334)
Cash spent for capital expenditures	$(114)	$(65)	$(48)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company	Timberlands Segment
	Q1.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2013	Q1.2014	Q1.2013
	Sales to unaffiliated customers	$364	$377	$293
	Intersegment sales	215	238	224
	Total net sales	579	615	517
	Cost of products sold	425	431	395
	Gross margin	154	184	122
	Selling expenses	2	2	3
	General and administrative expenses	26	26	25
	Research and development expenses	6	4	4
	Charges for restructuring, closures and impairments	—	—	2
	Other operating income, net	(13)	(12)	(15)
	Operating income	133	164	103
	Interest income and other	1	—	1
	Net contribution to earnings	$134	$164	$104

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2013	Q1.2014	Q1.2013
	Operating income	$133	$164	$103
	Depreciation, depletion and amortization	51	52	36
	Adjusted EBITDA, excluding special items*	$184	$216	$139
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q4.2013	Q1.2014	Q1.2013
	Total increase in working capital(1)	$(7)	$(29)	$(10)
	Cash spent for capital expenditures	$(21)	$(19)	$(18)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2013	Q1.2014	Q1.2013
Third Party Net Sales (millions)	Logs:
	West	$230	$257	$177
	South	64	62	61
	Canada	4	6	7
	Total logs	298	325	245
	Chip sales	2	3	3
	Timberlands exchanges	21	4	2
	Higher and better use land sales	9	3	3
	Minerals, oil and gas	6	7	8
	Products from international operations	22	24	22
	Other products	6	11	10
	Total	$364	$377	$293
Logs Third Party Sales Realizations (per cubic meter)	West	$104.91	$114.46	$105.38
	South	$43.72	$44.88	$43.47
	Canada	$38.68	$35.30	$36.61
	International	$23.05	$16.99	$24.01
Logs Third Party Sales Volumes (cubic meters, thousands)	West	2,185	2,246	1,674
	South	1,468	1,385	1,399
	Canada	128	156	204
	International	112	147	68
	Total	3,893	3,934	3,345
Logs Fee Harvest Volumes (cubic meters, thousands)	West	2,686	2,875	1,995
	South	3,007	2,866	2,833
	International	243	249	197
	Total	5,936	5,990	5,025

	Weyerhaeuser Company	Wood Products Segment
	Q1.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2013	Q1.2014	Q1.2013
	Sales to unaffiliated customers	$926	$898	$988
	Intersegment sales	16	19	18
	Total net sales	942	917	1,006
	Cost of products sold	826	791	770
	Gross margin	116	126	236
	Selling expenses	24	25	26
	General and administrative expenses	32	37	36
	Research and development expenses	2	1	1
	Charges for restructuring, closures and impairments	11	—	—
	Other operating income, net	(1)	(1)	(5)
	Operating income	48	64	178
	Interest income and other	—	—	—
	Net contribution to earnings	$48	$64	$178

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2013	Q1.2014	Q1.2013
	Operating income	$48	$64	$178
	Depreciation, depletion and amortization	30	29	31
	Special items	10	—	—
	Adjusted EBITDA, excluding special items*	$88	$93	$209
	* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q4.2013	Q1.2014	Q1.2013
	Charges for restructuring, closures and impairments	$(10)	$—	$—
	Total	$(10)	$—	$—

Selected Segment Items

		Q4.2013	Q1.2014	Q1.2013
	Total decrease (increase) in working capital(1)	$40	$(137)	$(194)
	Cash spent for capital expenditures	$(61)	$(18)	$(10)
	(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q4.2013	Q1.2014	Q1.2013
Structural Lumber (board feet)	Third party net sales	$440	$427	$451
	Third party sales realizations	$413	$432	$440
	Third party sales volumes(1)	1,066	989	1,025
	Production volumes	970	1,009	1,021
	Outside purchase volumes	83	78	102
Engineered Solid Section (cubic feet)	Third party net sales	$90	$90	$82
	Third party sales realizations	$2,006	$1,959	$1,850
	Third party sales volumes(1)	4.5	4.6	4.4
	Production volumes	4.2	4.9	4.6
	Outside purchase volumes	0.2	1.8	0.9
Engineered I-joists (lineal feet)	Third party net sales	$63	$59	$56
	Third party sales realizations	$1,485	$1,454	$1,300
	Third party sales volumes(1)	42	40	43
	Production volumes	38	44	44
	Outside purchase volumes	2	1	3
Oriented Strand Board (square feet 3/8')	Third party net sales	$161	$148	$236
	Third party sales realizations	$237	$230	$359
	Third party sales volumes(1)	678	641	657
	Production volumes	673	657	662
	Outside purchase volumes	54	53	68
Softwood Plywood (square feet 3/8')	Third party net sales	$29	$30	$36
	Third party sales realizations	$339	$332	$370
	Third party sales volumes(1)	87	90	99
	Production volumes	55	59	61
	Outside purchase volumes	40	33	42
(1) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

	Weyerhaeuser Company	Cellulose Fibers Segment
	Q1.2014 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q4.2013	Q1.2014	Q1.2013
	Total net sales	$478	$461	$474
	Cost of products sold	397	390	424
	Gross margin	81	71	50
	Selling expenses	3	4	4
	General and administrative expenses	17	20	20
	Research and development expenses	2	2	2
	Other operating income, net	(2)	(9)	(7)
	Operating income	61	54	31
	Interest income and other	4	—	—
	Net contribution to earnings	$65	$54	$31

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q4.2013	Q1.2014	Q1.2013
	Operating income	$61	$54	$31
	Depreciation, depletion and amortization	40	38	39
	Adjusted EBITDA, excluding special items*	$101	$92	$70
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q4.2013	Q1.2014	Q1.2013
	Total decrease (increase) in working capital(1)	$(12)	$31	$(7)
	Cash spent for capital expenditures	$(30)	$(26)	$(17)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q4.2013	Q1.2014	Q1.2013
Pulp (air-dry metric tons)	Third party net sales (millions)	$390	$363	$371
	Third party sales realizations	$818	$825	$796
	Third party sales volumes (thousands)	477	440	467
	Production volumes (thousands)	450	459	445
Liquid Packaging Board (tons)	Third party net sales (millions)	$72	$80	$85
	Third party sales realizations	$1,029	$1,122	$1,079
	Third party sales volumes (thousands)	70	71	78
	Production volumes (thousands)	85	72	78

Weyerhaeuser Company	Real Estate Segment
Q1.2014 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q4.2013	Q1.2014	Q1.2013
Total net sales	$488	$248	$196
Cost of products sold	371	196	160
Gross margin	117	52	36
Selling expenses	30	21	18
General and administrative expenses	17	18	18
Charges for restructuring, closures and impairments	352	2	1
Other operating income, net	(3)	(1)	—
Operating income (loss)	(279)	12	(1)
Interest income and other	1	—	1
Net contribution to earnings	$(278)	$12	$—

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2013	Q1.2014	Q1.2013
Operating income (loss)	$(279)	$12	$(1)
Depreciation, depletion and amortization	4	3	3
Capitalized interest included in cost of products sold	9	4	7
Special items	349	—	—
Adjusted EBITDA, excluding special items*	$83	$19	$9
* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2013	Q1.2014	Q1.2013
Charges for restructuring, closures and impairments	$(343)	$—	$—
Costs related to Real Estate divestiture	(6)	—	—
Total	$(349)	$—	$—

Selected Segment Items

	Q4.2013	Q1.2014	Q1.2013
Cash from operations	$106	$(28)	$(71)
Cash spent for capital expenditures	$(1)	$(2)	$(2)

Segment Statistics

	Q4.2013	Q1.2014	Q1.2013
Net sales:
Single-family housing	$474	$242	$183
Land	13	3	11
Other	1	3	2
Total net sales	$488	$248	$196
Single-family homes sold	521	667	820
Single-family homes closed	1,072	508	463
Single-family homes sold but not closed (backlog)	897	1,056	1,138
Single-family cancellation rate	20.6%	14.9%	12.2%
Single-family buyer traffic	14,252	16,652	17,764
Single-family average price of homes closed (in thousands)	$442	$476	$394
Single-family gross margin(1)	23.0%	20.9%	19.5%
(1) Single-family gross margin equals revenue less cost of sales and period costs.

Weyerhaeuser Company	Unallocated Items
Q1.2014 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with outstanding borrowings and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q4.2013	Q1.2014	Q1.2013
Unallocated corporate function expenses	$(7)	$(2)	$(3)
Unallocated share-based compensation	(5)	3	(7)
Unallocated pension & postretirement credits (costs)	(9)	55	(10)
Foreign exchange losses	(1)	(15)	(4)
Elimination of intersegment profit in inventory and LIFO	6	(19)	(24)
Other	(44)	8	(7)
Operating income (loss)	(60)	30	(55)
Interest income and other	10	9	9
Net contribution to earnings	$(50)	$39	$(46)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q4.2013	Q1.2014	Q1.2013
Operating income (loss)	$(60)	$30	$(55)
Depreciation, depletion and amortization	4	4	3
Non-operating pension and postretirement costs (credits)	9	(10)	10
Capitalized interest included in costs of products sold	2	1	2
Special items	22	(49)	—
Adjusted EBITDA, excluding special items*	$(23)	$(24)	$(40)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2013	Q1.2014	Q1.2013
Gain on postretirement plan amendment	$—	$45	$—
Restructuring, impairments and other charges	(13)	(18)	—
Gain on sale of non-strategic asset	—	22	—
Costs related to Real Estate divestiture	(9)	—	—
Total	$(22)	$49	$—

Unallocated Selected Items

	Q4.2013	Q1.2014	Q1.2013
Total increase in working capital(1)	$(38)	$(35)	$(123)
Cash spent for capital expenditures	$(1)	$—	$(1)
(1) Working capital does not include cash balances.

*Adjusted EBITDA, excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and interest included in cost of products sold. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.